WESMARK FUNDS

SUPPLEMENT DATED APRIL 13, 2010

TO THE PROSPECTUS DATED FEBRUARY 25, 2010

The information below replaces in its entirety page 1 of the Prospectus:

WesMark Funds

February 25, 2010 Prospectus

WesMark Small Company Growth Fund (WMKSX)
WesMark Growth Fund (WMKGX)
WesMark Balanced Fund (WMBLX)
WesMark Government Bond Fund (WMBDX)
WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Funds (the “Trust”) is an open-end, management investment company. The Trust has five separate investment portfolios (“Fund” or “Funds”). Each Fund offers its own shares and has a distinct investment goal to meet specific investor needs.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.